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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                     September 4, 2003 (September 3, 2003)

                           PHILIP SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-30417                   98-0131394
(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)

  5151 SAN FELIPE, SUITE 1600, HOUSTON, TEXAS                        77056
   (Address of principal executive offices)                        (Zip Code)

                                 (713) 623-8777
              (Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)   Financial Statements of Businesses Acquired.

         Not applicable.

   (b)   Pro Forma Financial Information.

         Not applicable.

   (c)   Exhibits.

         99.1 Press Release dated September 3, 2003

ITEM 9.   REGULATION FD DISCLOSURE.

On September 3, 2003, Philip Services Corporation ("PSC") issued a press release announcing the sale of substantially all of the operating assets of its union project services business, RMF Industrial Contracting, Inc. and Delta
Maintenance, Inc., to subsidiaries of Nooter Construction Company. A copy of
PSC's press release dated September 3, 2003 relating thereto is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHILIP SERVICES CORPORATION

Date: September 4, 2003               By: /s/ MICHAEL W. RAMIREZ
                                          -----------------------------------
                                          Michael W. Ramirez
                                          Senior Vice President and
                                          Chief Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT NO.                     DOCUMENT
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
  99.1            Press release dated September 3, 2003.